                                                                    EXHIBIT 3.21

KEN HECHLER                                  FILE IN DUPLICATE ORIGINALS
Secretary of State                           FEE:  AS PER SCHEDULE ON PAGE 4
State Capitol, W-139                         --BUSINESS CORPORATION
Charleston, WV 25305                           (stock, for profit):
(304) 342-8000                                 Complete all items except 3.A.
                                             --NON-PROFIT CORPORATION
                                               (membership, nonstock):
                                               Complete all items except 3.B & 7


                        [STATE OF WEST VIRGINIA SEAL]

                                                                  FILED
                                 WEST VIRGINIA                 MAR 18 1996
                                                             IN THE OFFICE OF
                           ARTICLES OF INCORPORATION        SECRETARY OF STATE
                                                              WEST VIRGINIA
                                       of



         AMF BEVERAGE COMPANY OF W. VA., INC.
- -------------------------------------------------------------------------------

The undersigned, acting as incorporator(s) of a corporation under Chapter 31,
Article I, Section 27 of the West Virginia Code, adopt(s) the following Articles of Incorporation for such corporation:

1. The undersigned agree to become a West Virginia corporation by the name of

         AMF BEVERAGE COMPANY OF W. VA., INC.
         ---------------------------------------------------------------------.
         (The name of the corporation shall contain one of the words "corporation," "company," "incorporated," "limited" or shall contain an abbreviation of one of such words. (Section 31-1-11, W. Va. Code)


2.       A. The address at the physical location of the principal office of the corporation will be
                                       ----------------

            7313 Bell Creek Road                          street, in the
            ----------------------------------------------

            city, town or village of Mechanicsville , county of Hanover ,
                                    ----------------            --------

            State of    Virginia            , Zip Code    23111  .
                     -----------------------           ----------

            The mailing address of the above location, if different, will be
                -------------------------------------------------------------

                -------------------------------------------------------------

         B. The address at the physical location of the principal place of business in West Virginia of the corporation, if different than the
                                    c/o Elm Grove Lanes
            above address, will be  East Cove Avenue      , in the city,
                                  ------------------------

            town or village of  WHEELING  ,  OHIO   County, West Virginia,
                               -----------  -------

            Zip Code  26003.
                     ------

            The mailing address of the above location, if different, will be

            ----------------------------------------------------------------.

3.       This corporation is organized as:

         A. Non-stock, non-profit              .
                                  -------------
         or

         B. Stock, for profit   X   , and the aggregate value of the
                              ------
            authorized capital stock of said profit corporation will be

               5,000    dollars, which shall be divided into    200
            -----------                                      ----------

            shares of the par value of   without par value
                                       -----------------------------------------
                                   (or state "without par value," if applicable)

            dollars each.  (If the shares are to be divided into more than one class or if the corporation is to issue shares in any preferred or special class in series, additional statements are required within the articles of incorporation.)

4.       The period of duration of the corporation, which may be perpetual, is perpetual  .
         -------------
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5.      The purpose(s) for which this corporation is formed (which may be stated to be, or to include, the transaction of any or all lawful business for which corporations may be incorporated in West Virginia), is(are) as follows:

                 To engage in any and all business activities which are lawful under the laws of the State of West Virginia and of the United States, or which may hereafter become lawful under such laws; to conduct its business within and without the State of West Virginia and to exercise in any other state, territory, district or possession of the United States, or in any foreign country, the powers granted hereunder; and to do any and all of the things hereinabove set forth to the same extent as natural persons might or could do.

6. The provisions for the regulation of the internal affairs of the corporation, which the incorporators elect to set forth in the articles of incorporation, are as follows:

         (1) As shall be set forth in the By-Laws of this Corporation; and
         (2) the Board of Directors of this Corporation shall have the power to make, amend, alter and supplement By-Laws for this Corporation, but any By-Laws or amendments to By-Laws made by the Board of Directors may be amended, altered or repealed by the stockholders.

7. The provisions granting, limiting or denying preemptive rights to shareholders, if any, are as follows:

         As shall be set forth in the By-Laws of this yCorporation.

                                       2
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8.      The full name(s) and address(es) of the incorporator(s),
        including street and street numbers, if any, and the city, town or village, including the zip code, and the number of shares subscribed for by each is(are) as follows:

                                                            NUMBER OF SHARES
             NAME                      ADDRESS                 (OPTIONAL)

         Gene Hal Williams             401 Highland Avenue
        --------------------------------------------------------------------

                                       So. Chas., WV 25303
        --------------------------------------------------------------------

        --------------------------------------------------------------------



9.      The number of directors constituting the initial board of directors of
        the corporation is                   and the names and addresses of the
                           -----------------
        persons who are to serve as directors until the first annual meeting of shareholders/members, or until their successors are elected and shall qualify, are as follows:

                NAME                              ADDRESS

           Douglas J. Stanard          AMF Bowling Center Holdings, Inc.
        --------------------------------------------------------------------

                                       7313 Bell Creek Road
        --------------------------------------------------------------------

                                       Mechanicsville, VA 23111
        --------------------------------------------------------------------

        --------------------------------------------------------------------

        --------------------------------------------------------------------

        --------------------------------------------------------------------

10. The name and address of the appointed person to whom notice or process may be sent is Douglas J. Stanard, 7313 Bell Creek Road,
                       -----------------------------------------------------
        Mechanicsville, VA 23111.
        -------------------------------------------------------------------.

                                ACKNOWLEDGEMENT

I(We), the undersigned, for the purpose of forming a corporation under the laws of the State of West Virginia, do make and file this "Articles of Incorporation."

         In witness whereof, I(we) have accordingly hereunto set my(our)

respective hands this  17th  day of   March    , 1996.
                      ------        -----------    --

(All incorporators must sign below. Names and signatures must appear the same throughout the Articles of Incorporation.)

PHOTOCOPIES OF THE SIGNATURES OF THE INCORPORATORS AND THE NOTARY PUBLIC CANNOT BE ACCEPTED.


- ---------------------------------

                                        /s/ Gene Hal Williams
- ---------------------------------  ---------------------------------


STATE OF        WEST VIRGINIA
         ---------------------------

COUNTY OF   KANAWHA
          --------------------------


I,    Jean A. Wood    , a Notary Public, in and for the county and state
   -------------------
aforesaid, hereby certify that (names of all incorporators as shown in item 8 must be inserted in this space by official taking acknowledgement)


       GENE HAL WILLIAMS
- --------------------------------

- --------------------------------       --------------------------------,

whose name(s) is(are) signed to the foregoing Articles of Incorporation, this day personally appeared before me in my said county and acknowledged his(her)(their) signature(s).

                                        My commission expires  April 1, 2001
                                                              ----------------
[NOTARY PUBLIC SEAL]
                                                /s/ Jean A. Wood
                                        --------------------------------------
                                                 (Notary Public)

ARTICLES OF INCORPORATION PREPARED BY    Gene Hal Williams
                                      ----------------------------------------.

whose mailing address is  P.O. Box 8553, South Charleston, WV 25303
                         -----------------------------------------------------.

Official Form 101
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